UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

 of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

October 12, 2021

SHAPEWAYS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39092	87-2876494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30-02 48th Avenue Long Island City, NY	11101
(Address of Principal Executive Offices)	(Zip Code)

(646) 979-9885

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SHPW	New York Stock Exchange

Warrants, each warrant exercisable for one share of Common Stock for $11.50 per share	SHPW WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 12, 2021, the board of directors (the “Board”) of Shapeways Holdings, Inc., a Delaware company formerly known as Galileo Acquisition Corp. (the “Company”), increased the size of the Board from six to seven directors and appointed Leslie C. G. Campbell, 63, to fill the newly created vacancy as a Class III director, effective immediately. Ms. Campbell will serve until the Company’s 2024 annual meeting of stockholders and until her successor is elected and qualified, or sooner in the event of her death, resignation or removal. In connection with Ms. Campbell’s appointment, the Board appointed Ms. Campbell as chairperson of the Compensation Committee of the Board (replacing Josh Wolfe, who will continue to serve as a member of the Compensation Committee) and as a member of the Nominating and Corporate Governance Committee of the Board, replacing Mr. Wolfe. The Board has determined that Ms. Campbell meets the requirements for independence under the applicable listing standards of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended.

Ms. Campbell will be entitled to receive compensation in accordance with the Company’s Non-Employee Director Compensation Policy as described in the section entitled “Executive Compensation—Shapeways Executive Officer and Director Compensation Following the Business Combination—Director Compensation” in the Company’s final joint proxy statement/consent solicitation statement/prospectus filed with the U.S. Securities and Exchange Commission on September 7, 2021. Ms. Campbell has entered into the Company’s standard form of indemnification agreement.

There are no arrangements or understandings between Ms. Campbell and any other persons pursuant to which she was elected as a member of the Company’s Board. There are no family relationships between Ms. Campbell and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. Ms. Campbell is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shapeways Holdings, Inc.

By:	/s/ Jennifer Walsh
Name: Jennifer Walsh
Title: Chief Financial Officer

Date: October 13, 2021

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